UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2005

Commission file number 1-11625

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

Effective on March 4, 2005, Pentair, Inc. (the “Company”) and certain of its subsidiaries entered into a Second Amended and Restated Credit Agreement (the “Credit Agreement”) with a consortium of financial institutions and Bank of America, N.A., as Administrative Agent and Issuing Bank. The Credit Agreement creates an unsecured, committed revolving credit facility of up to $800 million, with multi-currency sub-facilities to support investment outside the U.S. The Credit Agreement expires March 4, 2010. As of the date hereof, borrowings thereunder will bear interest at the rate of LIBOR plus 0.625%. Interest rates and fees under the Credit Agreement vary based on the Company’s credit ratings. The Credit Agreement replaced the Company’s $500 million unsecured multi-currency revolving credit facility with Bank of America, N.A. and certain other lenders.

A copy of the Credit Agreement is filed herewith as Exhibit 99.1 and incorporated herein by reference.

On March 7, 2005, the Company issued a press release announcing the entry into the Credit Agreement. A copy of the release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described under Item 1.01 of this Form 8-K, effective March 4, 2005, the Company entered into the Credit Agreement. The description of the Credit Agreement contained under Item 1.01 is incorporated herein by reference.

The Credit Agreement also contains customary events of default. The lenders may declare any outstanding obligations under the Credit Agreement immediately due and payable upon the occurrence of an event of default. In addition, the amount of any outstanding obligations under the Credit Agreement will be immediately due and payable in the event that the Company or certain of its subsidiaries become the subject of voluntary or involuntary proceedings under any bankruptcy, insolvency or similar law.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

The following exhibits are provided as part of the information filed under Item 1.01 of this Current Report on Form 8-K:

	Exhibit	Description
	99.1	Second Amended and Restated Credit Agreement dated as of March 4, 2005 among Pentair, Inc., various subsidiaries of Pentair, Inc. and various financial institutions listed therein, and Bank of America, N.A., As Administrative Agent and Issuing Bank.

	99.2	Pentair, Inc. press release dated March 7, 2005 announcing the execution of the foregoing Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 8, 2005.

PENTAIR, INC.
Registrant

By	/s/ Louis L. Ainsworth
Louis L. Ainsworth
Senior Vice President, Secretary, and General Counsel
(Authorized Officer of Registrant)

PENTAIR, INC.

Exhibit Index to Current Report on Form 8-K

Dated March 4, 2005

Exhibit Number	Description
99.1	Second Amended and Restated Credit Agreement dated as of March 4, 2005 among Pentair, Inc. various subsidiaries of Pentair, Inc. and various financial institutions listed therein, and Bank of America, N.A., As Administrative Agent and Issuing Bank.

99.2	Pentair, Inc. press release dated March 7, 2005 announcing the execution of the foregoing Credit Agreement.